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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                FEBRUARY 23, 2007

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                                UC HUB GROUP INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


       001-15665                                          88-0389393
(Commission File Number)                       (IRS Employer Identification No.)

                         285 EAST WARM SPRINGS ROAD, LAS
                                VEGAS, NV, 89119
                         (Address of Principal Executive
                              Offices and zip code)

                                 (702) 791-7030
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 23, 2007, UC Hub Group, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement"), pursuant to which the purchaser (the "Purchaser") purchased an Original Issue Discount Convertible Debenture (the "Debenture") in the principal amount of $540,000. The purchase price paid by the Purchaser was $500,000. The Debenture does not bear any interest, and the principal sum of the Debenture is due and payable on February 23, 2008. The Debenture is convertible at any time at the option of the holder into shares of the Company's common stock at a conversion price equal to $0.05 per share (subject to adjustment as provided in the Debenture).

         The Company's obligations under the Debenture may immediately declared due and payable upon a default under the terms of the Debenture. In addition, the Company's obligations under the Debenture are collateralized by a pledge and security interest in 1,500,000 shares of common stock of PSPP Holdings Inc. held by the Company.

         In connection with the sale of the Debenture, the Company also issued the Purchaser a warrant to purchase 2,160,000 shares of the Company's common stock at a purchase price of $0.25 per share, subject to adjustment as provided for in the warrant and a term of exercise of two years from February 23, 2007. The warrants may be exercised on a cashless basis if at any time after one year from the date of issuance of the warrant there is no effective registration statement registering or no current prospectus available for, the resale of the shares of common stock underlying the warrant. In the event the purchaser exercises the warrants on a cashless basis, then the Company will not receive any proceeds.

         In addition, the conversion price of the Debenture and the exercise price of the warrants may be adjusted in certain circumstances such as if the Company issues commons stock or equity securities at a common stock equivalent price of less than $0.05 per share.

         Pursuant to a Registration Rights Agreement entered into between the parties, the Company is required to file a registration statement with the Securities and Exchange Commission within 30 days of closing date, which will include all or such portion of the common stock underlying the Debenture and the warrant as permitted by the rules and regulations of the Securities and Exchange Commission.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AND OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The information disclosed under Item 1.01 is incorporated herein by reference.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         The information disclosed under Item 1.01 above is incorporated herein by reference.

         The Debenture and warrants described above were offered and sold to the Purchaser in a private placement transaction made in reliance upon exemptions from registration pursuant to


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Section  4(2)  under  the  Securities  Act of  1933  and  Rule  506  promulgated thereunder. The purchaser represented to the Company that it is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 28, 2007

                                     UC HUB GROUP, INC.


                                     By:   /S/ LARRY WILCOX
                                           -----------------------
                                           Larry Wilcox
                                           Chief Executive Officer


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